CHINA HEALTH HOLDING, INC.

   PARK PLACE, Suite 3400 - 666 Burrard Street, Vancouver, BC, Canada V6C 2X8
           Tel: 604-608-6788...Fax: 604-681-6916....Fax: 604-609-9691
    ________________________________________________________________________

                                                             November  2nd, 2004

Attn: Dr. David Woo, PH.D
The President and CEO, and
Mr. Hua Zhu, The Director
Hotway Nutraceutical Canada Co., Ltd.
101-350 East Kent Avenue South
Vancouver, BC Canada V5X 4N6

         Re:      CHHI - Hotway Resolution
                         for Products Exclusive Licensing Agreements dated March 9, 2004 (the "Agreement")

Dear Dr. Woo and Mr. Zhu:

     Reference is hereby made to those Two ( 21 Products ) Exclusive Licensing Agreements dated March 9, 2004 (the "Agreements") between Hotway Nutraceutical Canada Co., Ltd. ("Hotway") and A E&E Pharma Corporation (n/k/a China Health Holding, Inc.) ("CHHI") for the grant of the exclusive licensing rights by Hotway to CHHI for "the 19 products" and "De-Daibe and Depressor Herbs." in the defined 29 (actually 33) countries for a 20 yrs and a renewable extra 20 yrs term. All the terms used but not defined herein shall have the meanings ascribed to such terms in the Agreements. Pursuant to Sections 4.1 of the Agreements, CHHI agreed to pay Hotway $USD 10,000 for each country for the Licensed Products in the defined Licensee's Territory for the exclusive licensing rights for 20 yrs and a renewable extra 20 yrs. Hotway and CHHI hereby agree that CHHI shall:
(1) issue to Hotway 760,000 shares (the "Stock Consideration") of CHHI's common stock, at $0.25USD per share; and (2) pay an aggregate of $USD 100,000 (the "Cash Consideration") no later than 90 days after CHHI's common stock has been approved for quotation on the OTC Bulletin Board Service in USA. The Stock Consideration and the Cash Consideration shall constitute all consideration payable pursuant to Sections 4.1 of the Agreements, and CHHI shall not be obligated to pay any further consideration pursuant to Sections 4.1 of the Agreements. (3). CHHI shall also have all the exclusive licensing rights on any future further ameneded and improvements on these 21 Hotway products.With the same terms as in the Agreements. (4). The terms for sales/marketing volumes in the Agreements will be flexiable to CHHI for a mutual understanding and supports and based on CHHI's best efforts.

     Except as expressly waived and amended hereby, all of the terms and provisions of the Subscription Agreement are and shall remain in full force and effect.


                            [Signature Page Follows]

Hotway Nutraceutical Canada Co., Ltd.
November __, 2004


                                                    Very truly yours,

                                                    CHINA HEALTH HOLDING INC.

                                                    /s/ Julianna (Jenny) Lu
                                                        -------------------
                                                        Julianna (Jenny) Lu
                                                        The President and CEO

                                                    /s/ XiaoFei Yu
                                                        ----------
                                                        XiaoFei Yu,
                                                        VP/The Director

                                                    /s/ Dick Wu
                                                        -------
                                                        Dick Wu,
                                                        The Director

                                                        Date: Nov. 2nd , 2004


ACCEPTED AND AGREED TO:

HOTWAY NUTRACEUTICAL CANADA CO., LTD.

 /s/ Dr. David Woo
     ---------------------
     Dr. David Woo, PH.D.
     The President and CEO

 /s/ Hua Zhu
     -------
     Hua Zhu
     The Director


Date: Nov. 2nd, 2004